UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 11, 2023
(Date of earliest event reported)

BBCMS Mortgage Trust 2023-C20
(Central Index Key Number 0001981769)

(Exact name of issuing entity)

Barclays Capital Real Estate Inc.
(Central Index Key Number 0001549574)

(Exact name of sponsor as specified in its charter)

Bank of America, National Association
(Central Index Key Number 0001102113)
(Exact name of sponsor as specified in its charter)

UBS AG
(Central Index Key Number 0001685185)
(Exact name of sponsor as specified in its charter)

Bank of Montreal
(Central Index Key Number 0000927971)
(Exact name of sponsor as specified in its charter)

Societe Generale Financial Corporation
(Central Index Key Number 0001755531)
(Exact name of sponsor as specified in its charter)

Starwood Mortgage Capital LLC
(Central Index Key Number 0001548405)
(Exact name of sponsor as specified in its charter)

Argentic Real Estate Finance 2 LLC
(Central Index Key Number 0001968416)
(Exact name of sponsor as specified in its charter)

LMF Commercial, LLC
(Central Index Key Number 0001592182)
(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC
(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333-257737-08	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

745 Seventh Avenue
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 412-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 8.01.	Other Events.

On July 11, 2023 (the “Closing Date”), Barclays Commercial Mortgage Securities LLC (the “Depositor”) caused the issuance of the BBCMS Mortgage Trust 2023-C20, Commercial Mortgage Pass-Through Certificates, Series 2023-C20 (the “Certificates”), pursuant to a pooling and servicing agreement, dated and effective as of July 1, 2023 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Barclays Commercial Mortgage Securities LLC, as depositor (the “Registrant”), KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, KeyBank National Association, as Ashburn Data Center special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Each of several Mortgage Loans that are among the assets of the Issuing Entity are part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
Fashion Valley Mall	4.8	N/A(1)
CX – 250 Water Street	4.9	4.2(1)
Healthcare Trust MOB Portfolio	4.10	N/A
One & Two Commerce Square	4.11	N/A(1)
Great Lakes Crossing Outlets	4.12	4.3
Seagate Campus	4.13	N/A(1)
Gloucester Premium Outlets	4.14	4.4
Oxmoor Center	4.15	N/A(1)
South Lake at Dulles	4.16	4.4
Barbours Cut IOS	4.17	4.5
6330 West Loop South	4.18	N/A(1)
Wyndham National Hotel Portfolio	4.19	4.6
Cross Island Plaza	4.20	4.7

(1)       The subject Whole Loan will be serviced under the Pooling and Servicing Agreement or related pooling and servicing agreement, as applicable, until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The Certificates consist of the following classes, designated as (i) Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) Class D-RR, Class E-RR, Class F-RR, Class G-RR, Class H-RR, Class J-RR, Class S and Class R Certificates (the “Private Certificates”).

The Public Certificates, having an aggregate initial principal amount of $743,256,000, were sold to Barclays Capital Inc. (“Barclays”), BofA Securities, Inc. (“BofA Securities”), BMO Capital Markets Corp. (“BMO Capital Markets”), SG Americas Securities, LLC (“SGAS”), UBS Securities LLC (“UBS Securities”), Mischler Financial Group, Inc. (“Mischler”) and Academy Securities, Inc. (“Academy” and, together in such capacity with Barclays, BofA Securities, BMO Capital Markets, SGAS, UBS Securities and Mischler, the “Underwriters”), pursuant to the underwriting agreement, dated as of June 21, 2023 (the “Underwriting Agreement”) and as to which an executed version is attached hereto as Exhibit 1.1, among the Registrant, Barclays Capital Holdings Inc. (“BCHI”) and the Underwriters.

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On July 11, 2023, the Registrant also sold the Private Certificates, having an aggregate initial principal amount of $81,942,604, to Barclays, BofA Securities, BMO Capital Markets, SGAS, UBS Securities, Mischler and Academy (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of June 21, 2023 (the “Certificate Purchase Agreement”), among the Registrant, BCHI and the Initial Purchasers. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in BBCMS Mortgage Trust 2023-C20 (the “Issuing Entity”), a common law trust fund formed on July 11, 2023 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 32 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”). The Mortgage Loans were acquired by the Registrant from (i) Barclays Capital Real Estate Inc. (“BCRE”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated and effective as of July 11, 2023, among the Registrant, BCHI and BCRE (the “Barclays Mortgage Loan Purchase Agreement”), (ii) Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated and effective as of July 11, 2023, between the Registrant and BANA (the “BANA Mortgage Loan Purchase Agreement”), (iii) UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS AG”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated and effective as of July 11, 2023, between the Registrant and UBS AG (the “UBS AG Mortgage Loan Purchase Agreement”), (iv) Bank of Montreal (“BMO”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated and effective as of July 11, 2023, between the Registrant and BMO (the “BMO Mortgage Loan Purchase Agreement”), (v) Societe Generale Financial Corporation (“SGFC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated and effective as of July 11, 2023, among the Registrant, Société Générale and SGFC, (vi) Starwood Mortgage Capital LLC (“Starwood”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated and effective as of July 11, 2023, between the Registrant and Starwood (the “Starwood Mortgage Loan Purchase Agreement”), (vii) Argentic Real Estate Finance 2 LLC (“AREF2”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.7 and dated and effective as of July 11, 2023, between the Registrant and AREF2 (the “AREF2 Mortgage Loan Purchase Agreement”) and (viii) LMF Commercial, LLC (“LMF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.8 and dated and effective as of July 11, 2023, between the Registrant and LMF (the “LMF Mortgage Loan Purchase Agreement”).

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the (i) sale of the Public Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement and (ii) the sale of the Private Certificates by the Registrant to the Initial Purchasers, pursuant to the Certificate Purchase Agreement.

The Public Certificates and the Mortgage Loans are more particularly described in the prospectus, dated June 22, 2023 (the “Prospectus”) and as filed with the Securities and Exchange Commission on July 11, 2023. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of June 22, 2023.

On July 11, 2023, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $743,256,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $5,451,215.70, were approximately $716,596,784.30. Of the expenses paid by the Registrant, approximately $917,290.80 were paid directly to affiliates of the Registrant, $45,034.98 in the form of fees were paid to the Underwriters, $112,587.44 were paid to or for the Underwriters and $3,860,421.48 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. The related registration statement (file no. 333-257737) was originally declared effective on November 2, 2021.

Credit Risk Retention

BCRE, in its capacity as retaining sponsor (in such capacity, the “Retaining Sponsor”), is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 244 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by the purchase on the Closing Date and holding by LD III Sub XII, LLC, acting as a third-party purchaser under the Risk Retention Rule, of the Class D-RR, Class E-RR, Class F-RR, Class G-RR, Class H-RR and Class J-RR Certificates (the “HRR Certificates”).

The HRR Certificates constitute an “eligible horizontal residual interest” (as defined in the Risk Retention Rule) that represents approximately 5.078% of the fair value of all Classes of Regular Certificates, based on actual sale prices and finalized tranche sizes pursuant to the Certificate Purchase Agreement. If the Retaining Sponsor had relied solely on retaining an “eligible horizontal residual interest” in order to meet the credit risk retention requirements of the Risk Retention Rule with respect to this securitization transaction, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $41,964,009, representing 5.0% of the aggregate fair value, as of the Closing Date, of all Classes of Certificates, excluding accrued interest.

There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus dated June 15, 2023 and as filed with the Securities and Exchange Commission on June 15, 2023 under the heading “Credit Risk Retention” prior to the pricing of the certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value set forth above in this paragraph.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(c)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of June 21, 2023, among Barclays Commercial Mortgage Securities LLC, as depositor, Barclays Capital Inc., BMO Capital Markets Corp., SG Americas Securities, LLC, BofA Securities, Inc., UBS Securities LLC, Mischler Financial Group, Inc. and Academy Securities, Inc., as underwriters, and Barclays Capital Holdings Inc.
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of July 1, 2023, among Barclays Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, KeyBank National Association, as Ashburn Data Center special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement, dated as of February 1, 2023, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.3	Pooling and Servicing Agreement, dated as of April 1, 2023, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as general special servicer, Argentic Services Company LP, as Pacific Design Center special servicer, Computershare Trust Company, N.A., as Trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
Exhibit 4.4	Pooling and Servicing Agreement, dated and effective as of April 1, 2023, among Barclays Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as master servicer, K-Star Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.5	Pooling and Servicing Agreement, dated and effective as of May 1, 2023, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.6	Pooling and Servicing Agreement, dated as of December 1, 2019, among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.7	Pooling and Servicing Agreement, dated as of June 1, 2023, among BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator, and Computershare Trust Company, National Association, as trustee.
Exhibit 4.8	Agreement Between Note Holders, dated as of May 25, 2023, by and between Bank of America, N.A., as Initial Note A-1-1, Note A-1-2, Note A-1-3 and Note A-1-4 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2-1, Note A-2-2, Note A-2-3 and Note A-2-4 Holder, Bank of Montreal, as Initial Note A-3-1, Note A-3-2, Note A-3-3, Note A-3-4, Note A-3-5 and Note A-3-6 Holder, and Barclays Capital Real Estate Inc., as Initial Note A-4-1 and Note A-4-2 Holder.
Exhibit 4.9	Agreement Between Note Holders, dated as of January 27, 2023, by and between Bank of America, National Association, as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder, Initial Note A-4 Holder, Initial Note A-5 Holder, Initial Note A-6 Holder, Initial Note A-7 Holder and Initial Note A-8 Holder, Wells Fargo Bank, National Association, as Initial Note A-9 Holder, Initial Note A-10 Holder, Initial Note A-11 Holder, Initial Note A-12 Holder, Initial Note A-13 Holder Initial Note A-14 Holder, Initial Note A-15 Holder and Initial Note A-16 Holder, Goldman Sachs Bank USA, as Initial Note A-17 Holder and Initial Note A-18 Holder, and 3650 Real Estate Investment Trust 2 LLC, as Initial Note A-19 Holder and Initial Note A-20 Holder.
Exhibit 4.10	Agreement Between Note Holders, dated as of May 24, 2023, by and between Barclays Capital Real Estate Inc., as Note A-1 Holder, Note A-2 Holder, Note A-3 Holder, Note A-4 Holder, Note A-5 Holder, and Note A-6 Holder, Societe Generale Financial Corporation, as Note A-7 Holder, Note A-8 Holder, Note A-9 Holder, Note A-10 Holder and Note A-11 Holder, and KeyBank National Association, as Note A-12 Holder, Note A-13 Holder and Note A-14 Holder.
Exhibit 4.11	Agreement Between Note Holders, dated as of June 1, 2023, by and between Bank of America, N.A., as Initial Note A-1, Initial Note A-2, Initial Note A-3 and Initial Note A-4 Holder, Barclays Capital Real Estate Inc., as Initial Note A-5, Initial Note A-6, Initial Note A-7 and Initial Note A-8 Holder and JPMorgan Chase Bank, National Association, as Initial Note A-9, Initial Note A-10, Initial Note A-11 and Initial Note A-12 Holder.
Exhibit 4.12	Co-Lender Agreement, dated as of January 5, 2023, by and among Goldman Sachs Bank USA, DBR Investments Co. Limited, and Bank of Montreal.
Exhibit 4.13	Agreement Between Note Holders, dated as of June 9, 2023, by and between Citi Real Estate Funding Inc., as Note A-1 Holder, Note A-2 Holder and Note A-3 Holder, UBS AG New York Branch, as Note A-4 Holder, Note A-5-1 and Note A-5-2 Holder and Wells Fargo Bank, National Association, as Note A-6 Holder.
Exhibit 4.14	Agreement Between Note Holders, dated as of February 3, 2023, by and between Barclays Capital Real Estate Inc., as Note A-1 Holder, and Societe Generale Financial Corporation, as Note A-2 Holder.
Exhibit 4.15	Agreement Between Note Holders, dated as of May 25, 2023, by and between Barclays Capital Real Estate Inc., as Note A-1 Holder, Note A-2 Holder, Note A-3 Holder and

Societe Generale Financial Corporation, as Note A-4 Holder, Note A-5 Holder and Note A-6 Holder.
Exhibit 4.16	Agreement Between Note Holders, dated as of April 27, 2023, by and among Societe Generale Financial Corporation, as Initial Note A-1 Holder, Societe Generale Financial Corporation, as Initial Note A-2 Holder and Societe Generale Financial Corporation, as Initial Note A-3 Holder.
Exhibit 4.17	Co-Lender Agreement, dated as of May 9, 2023, by and between Argentic Real Estate Finance 2 LLC, Initial Note A-1-1 Holder, Initial Note A-1-2 Holder and Initial Note A-1-3 Holder and Wells Fargo Bank, National Association, as Initial Note A-2-1 Holder and Initial Note A-2-2 Holder.
Exhibit 4.18	Agreement Between Note Holders, dated as of June 14, 2023, by and between Bank of America, N.A., as Initial Note A-1 Holder, Bank of America, N.A., as Initial Note A-2 Holder, and Bank of America, N.A., as Initial Note A-3 Holder.
Exhibit 4.19	Agreement Between Note Holders, dated as of December 20, 2019, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Noteholder of Note A-1, Note A-2, Note A-3, Note A-4, Note A-5, Note A-6, Note A-7, Note A-8, Note A-9, Note A-10, Note A-11 and Note A-12.
Exhibit 4.20	Co-Lender Agreement, dated as of June 1, 2023, by and between Bank of Montreal, as Initial Note A-1 Holder and Bank of Montreal, as Initial Note A-2 Holder.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated July 11, 2023.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated July 11, 2023 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated June 22, 2023.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective as of July 11, 2023, among Barclays Capital Real Estate Inc., as seller, Barclays Capital Holdings Inc., and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective as of July 11, 2023, between Bank of America, National Association, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective as of July 11, 2023, between UBS AG by and through its branch office at 1285 Avenue of the Americas, New York, New York, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective as of July 11, 2023, between Bank of Montreal, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.5	Mortgage Loan Purchase Agreement, dated and effective as of July 11, 2023, among Societe Generale Financial Corporation, as seller, Société Générale, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.6	Mortgage Loan Purchase Agreement, dated and effective as of July 11, 2023, between Starwood Mortgage Capital LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.7	Mortgage Loan Purchase Agreement, dated and effective as of July 11, 2023, between Argentic Real Estate Finance 2 LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.8	Mortgage Loan Purchase Agreement, dated and effective as of July 11, 2023, between LMF Commercial, LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 11, 2023	Barclays Commercial Mortgage Securities LLC
(Registrant)

	By:	/s/ Daniel Vinson
		Name:	Daniel Vinson
		Title:	Chief Executive Officer